Significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Basis of presentation
2.1 Basis of presentation
Aegon prepares its consolidated financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (IFRS) and with Part 9 of Book 2 of the Netherlands Civil Code for purposes of reporting with the U.S. Securities and Exchange Commission (‘SEC’), including financial information contained in this Annual Report on Form
20-F.
The consolidated financial statements have been prepared in accordance with the historical cost convention as modified by the revaluation of investment properties and those financial instruments (including derivatives) and financial liabilities that have been measured at fair value. Information on the standards and interpretations that were adopted in 2019 is provided below in note 2.1.1. Aegon also adopted voluntary changes in accounting policies, effective January 1, 2019, disclosed in note 2.1.2. The consolidated financial statements are presented in euro and all values are rounded to the nearest million unless otherwise stated. The consequence is that the rounded amounts may not add up to the rounded total in all cases. All ratios and variances are calculated using the underlying amount rather than the rounded amount.
With regard to the income statements of Aegon N.V., article 402, Part 9 of Book 2 of the Netherlands Civil Code has been applied, allowing a simplified format.
The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, deferred policy acquisition costs, value of business acquired and other purchased intangible assets, goodwill, policyholder claims and benefits, insurance guarantees, pension plans, income taxes and the potential effects of resolving litigation matters.
The consolidated financial statements of Aegon N.V. were approved by the Executive Board and by the Supervisory Board on March 1
8
, 2020. The financial statements will be put for adoption to the Annual General Meeting of Shareholders on May 15, 2020. The shareholders’ meeting can decide not to adopt the financial statements but cannot amend them.
Other than for SEC reporting, Aegon prepares its Annual Accounts under International Financial Reporting Standards as adopted by the European Union, including the decisions Aegon made with regard to the options available under International Financial Reporting Standards as adopted by the EU
(IFRS-EU).
IFRS-EU
differs from IFRS in respect of certain paragraphs in IAS 39 ‘Financial Instruments:

Recognition and Measurement’ regarding hedge accounting for portfolio hedges of interest rate risk. Under
IFRS-EU,
Aegon applies fair value hedge accounting for portfolio hedges of interest rate risk (fair value macro hedges) in accordance with the EU ‘carve out’ version of IAS 39. Under IFRS, hedge accounting for fair value macro hedges cannot be applied to mortgage loans and ineffectiveness arises whenever the revised estimate of the amount of cash flows in scheduled time buckets is either more or less than the original designated amount of that bucket.
A reconciliation between IFRS and
IFRS-EU
is included in the table below.

	Shareholders’ equity		Net income
	2019	2018	2017	2019	2018	2017
In accordance with IFRS	21,850	19,200	20,266	1,239	711	2,469
Adjustment of EU ‘IAS 39’ carve-out	774	399	368	375	31	(142)
Tax effect of the adjustment	(167)	(81)	(83)	(86)	3	34
Effect of the adjustment after tax	607	318	285	289	34	(108)
In accordance with IFRS-EU	22,457	19,518	20,550	1,528	744	2,361
2.1.1 Adoption of new IFRS accounting standards and amendments effective in 2019
New standards and amendments to standards become effective at the date specified by IFRS, but may allow companies to opt for an earlier adoption date. In 2019, the following standards and amendments to existing standards issued by the IASB became mandatory or early adopted:

Accounting standard/ amendment/ interpretation	IASB effective date	Impact for Aegon
IFRS 16 Leases	January 1, 2019	See below for comments
IFRIC 23 Uncertainty over Tax Treatments	January 1, 2019	Low
Amendments to IAS 28 Long-term Interests in Associates and Joint Ventures	January 1, 2019	Low
Annual improvements 2015-2017	January 1, 2019	Low
Amendments to IAS 19 Plan amendment, curtailment or settlement	January 1, 2019	Low
Early adopted
Interest Rate Benchmark Reform	January 1, 2020	See below for comments
Except for IFRS 16 Leases and Interest Rate Benchmark Reform (early adopted by the Group), the new standards and amendments to existing standards are currently not relevant or do not significantly impact the financial position or financial statements (total adverse impact on the opening balance of retained earnings is EUR 3 million).
IFRS 16 Leases
IFRS 16 Leases was issued by the IASB in January 2016 and replaced IAS 17 Leases and IFRIC 4 on January 1, 2019. The most significant change of IFRS 16 is related to leases that were identified as operational leases held by a lessee under IAS 17. Under IAS 17 these leases were reported as
(off-balance)
operating lease obligations, and after January 1, 2019 are reported as
(on-balance)
lease liabilities with the accompanying lease assets. From a lessor perspective, IFRS 16 substantially carries forward the lessor accounting requirements under IAS 17.
The accounting policy for leases applicable from January 1, 2019 is included in note 2.33 Leases.
Transitional disclosures
The Group has applied IFRS 16 using the modified retrospective approach and therefore the comparative information has not been restated and continues to be reported under IAS 17 and IFRIC 4. At transition, the cumulative effect of initial application was recognized as an adjustment to the opening balance of retained earnings on January 1, 2019.

As a lessee
The Group has adopted a number of key options and practical expedients allowed under IFRS 16, of which the following are the most significant:
◆	The Group has applied the modified retrospective approach and therefore has not restated the comparative amounts for the year prior to initial application. Under this approach, on a lease-by-lease
basis, the following two options are available:
(i) right-of-use
assets (mainly high value properties) measured on transition as if the new rules had always been applied, but discounted using the lessee’s incremental borrowing rate at the date of initial application; or
(ii) right-of-use
assets measured at the amount of the lease liability on adoption (adjusted for any prepaid or accrued lease expenses). The group has applied these two available options on a lease-by-lease
basis;
◆	The Group has applied the exemption not to recognize right-of-use assets and liabilities for liabilities with less than 12 months of lease term;
◆	The Group has elected to apply the ‘grandfather’ option, which means that all conclusions previously reached under IAS 17 (and IFRIC 4 Determining Whether an Arrangement Contains a Lease) are deemed compliant with IFRS 16; and
◆	The Group has elected to use hindsight in areas that involve judgment or estimation, such as in determining the lease term if the contract contains options to extend or terminate the lease.
As a lessor
The Group is not required to make any adjustments on transition to IFRS 16 for leases in which it acts as a lessor, except for a sublease. The Group accounted for its leases in accordance with IFRS 16 from the date of initial
application.
Impacts on financial statements
At transition, the Group recognized EUR 235 million of
right-of-use
assets and lease liabilities of EUR 285 million, recognizing the adverse impact of EUR 41 million in shareholders’ equity, in retained earnings. The right-of-use
assets mainly consist of approximately EUR 212 million real estate and of approximately EUR 23 million equipment. The largest right-of-use
assets are office buildings located in the United Kingdom and US for an amount of EUR 116 million and EUR 50 million respectively. The Group does not expect material movements in net income going forward.
When measuring lease liabilities, the Group discounted lease payments using its incremental borrowing rate at January 1, 2019. The weighted-average rate applied is 3.46%.
The reconciliation between operating lease commitments at December 31, 2018 and lease liabilities at January 1, 2019 is as follows:

January 1, 2019
Operating lease commitments at December 31, 2018 as per the consolidated annual financial statements	386
Discounted using the incremental borrowing rate at January 1, 2019	302
Recognition exemption for:
Short term leases	(7)
Extenstion and termination options reasonably certain to be exercised	(4)
Exclusion of non-lease components	(6)
Lease liabilities recognized at January 1, 2019	285
Interest rate benchmark reform
Aegon has elected to early adopt the ‘Amendments to IFRS 9, IAS 39 and IFRS 7 Interest Rate Benchmark Reform’ issued in September 2019. In accordance with the transition provisions, the amendments have been adopted retrospectively to hedging relationships that existed on January 1, 2019 or were designated thereafter. The amendments provide temporary relief from applying specific hedge accounting requirements, thereby ensuring that uncertainty on the outcome of the Interest Rate Benchmark Reform (IBOR) reforms does not result in early termination of hedge accounting, notably because the retrospective effectiveness may fall outside of the required range due to the IBOR reform.
Please refer to note 24 Derivatives for the required disclosures of the uncertainty arising from IBOR reform for hedging relationships for which the Group applied the reliefs.
The IASB is currently working on additional amendments to IAS 39 and IFRS 9, which will include the accounting for contract modifications following IBOR reform. Aegon continues to follow the status of the IASB’s IBOR reform project, and will assess the impact for the Group when further information becomes available.

2.1.2 Voluntary change in accounting policy effective in 2019
Liability adequacy test (LAT)
Effective January 1, 2019, Aegon adopted a voluntary accounting policy change related to the liability adequacy test (LAT) of Aegon the Netherlands, which is applied retrospectively for all periods presented.
The recognition of a LAT deficit (refer to note 34 Insurance contracts) in Aegon the Netherlands triggered a review and change of its existing accounting policy related to the LAT. When assessing the adequacy of the insurance liabilities, Aegon the Netherlands takes into account any unrecognized gains on the investments backing the insurance liabilities measured at amortized cost. The subsequent sales of these assets can trigger a LAT deficiency, because previously unrecognized gains are realized and therefore no longer included in the LAT. Under the previous policy, unrealized gains on intercompany transferred assets which at balance sheet date are allocated to the insurance liabilities were taken into account. Under the new policy, the LAT takes into account the unrecognized gain on the transferred investments that are still held by the group, but only to the extent that these gains arose whilst the assets were backing the insurance liabilities. Consistently, for assets transferred to the insurer from another group company, the unrecognized gain that arose prior to transfer is not taken into account in the LAT. The change avoids that unrealized gains on assets that are still held by the group are not taken into account in the LAT.
The change does not impact other reporting units within Aegon as this change is specific to Aegon the Netherlands.
The impact of the change in accounting policy on full year 2019, is an increase in net income of EUR 19 million, an increase in shareholders’ equity of EUR 19 million, a decrease in insurance contracts of EUR 25 million and an increase in other liabilities of EUR 6 million. As a result, the basic and diluted earnings per common share increased with EUR 0.01. The basic and diluted earnings per common share B as disclosed on the face on the income statement remain unchanged.

Impact of the adjustment on previous periods is provided in the following tables, including references to the notes that are impacted by the change in accounting policy.

Impact of voluntary changes in accounting policies on the consolidated statement of comprehensive income	Note	December 31, 2018 (as previously reported) 1)	Change in accounting policy related to liability adequacy testing	December 31, 2018 (restated)	December 31, 2017 (as previously reported) 1)	Change in accounting policy related to liability adequacy testing	December 31, 2017 (restated)
Net income / (loss)		711	-	711	2,469	-	2,469

Items that may be reclassified to profit or loss:
Gains / (losses) on revaluation of available-for-sale investments		(2,138)	(4)	(2,142)	1,283	93	1,376
Income tax relating to items that may be reclassified		493	1	494	951	(23)	927
Net effect comprehensive income		(393)	(3)	(396)	431	70	501

Total comprehensive income / (loss) attributable to:
Owners of Aegon N.V.		(395)	(3)	(398)	435	70	505
Non-controlling interests		2	-	2	(3)	-	(3)

1	As reported in Aegon’s Annual Report on Form 20-F dated March 21, 2019.

Impact of voluntary changes in accounting policies on the consolidated statement of financial position	Note	December 31, 2018 (as previously reported) 1)	Change in accounting policy related to liability adequacy testing	December 31, 2018 (restated)	December 31, 2017 (as previously reported) 1)	Change in accounting policy related to liability adequacy testing	December 31, 2017 (restated)
Equity and liabilities
Shareholders’ equity	30	19,225	(26)	19,200	20,288	(23)	20,266
Insurance contracts	34	115,294	34	115,328	110,818	30	110,848
Deferred tax liabilities	40	538	(9)	529	1,029	(8)	1,021

1	As reported in Aegon’s Annual Report on Form 20-F dated March 21, 2019.

Impact of voluntary changes in accounting policies on the statement of changes in equity	Note	December 31, 2018 (as previously reported) 1)	Change in accounting policy related to liability adequacy testing	December 31, 2018 (restated)	December 31, 2017 (as previously reported) 1)	Change in accounting policy related to liability adequacy testing	December 31, 2017 (restated)

Share capital	30.1	7,808	-	7,808	8,053	-	8,053
Retained earnings	30	9,657	-	9,657	9,374	-	9,374
Revaluation reserves	30.4	3,461	(26)	3,436	4,920	(23)	4,898
Remeasurement of defined benefit plans	30.5	(1,850)	-	(1,850)	(1,669)	-	(1,669)
Other reserves	30.6	149	-	149	(390)	-	(390)
Shareholders’ equity		19,225	(26)	19,200	20,288	(23)	20,266

1	As reported in Aegon’s Annual Report on Form 20-F dated March 21, 2019.
2.1.3 Future adoption of new IFRS accounting standards and amendments
The following standards and amendments to existing standards, published prior to January 1, 2020, were not early adopted by the Group, but will be applied in future years:

Accounting standard/ amendment/ interpretation	IASB effective date	Early adopted by Aegon	Impact for Aegon
IFRS 17 Insurance contracts	January 1, 2021	No	See below for comments
IFRS 9 Financial instruments	January 1, 2018 1)	No	See below for comments
Amendments to IFRS 9 Financial instruments on prepayment features with negative compensation	January 1, 2019 1)	No	See below for comments
Amendments to References to the Conceptual Framework in IFRS Standards	January 1, 2020	No	Low
Amendments to IFRS 3 Business Combinations	January 1, 2020	No	Low
Amendments to IAS 1 and IAS 8: Definition of Material	January 1, 2020	No	Low

1
The amendments to IFRS 4, Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts, issued in September 2016, allow entities that issue insurance contracts within the scope of IFRS 4 to defer the implementation of IFRS 9 (and linked amendments ‘Amendments to IFRS 9 Financial instruments on prepayment features with negative compensation’). The amendments to IFRS 4 are further explained below.

IFRS 9 Financial Instruments
The IASB issued the complete version of IFRS 9 Financial Instruments in July 2014. IFRS 9 combines classification and measurement, the expected credit loss impairment model and hedge accounting. The standard replaces IAS 39 and all previous versions of IFRS 9. Under IFRS 9 Classification and Measurement, financial assets are measured at amortized cost, fair value through profit or loss or fair value through other comprehensive income, based on both the entity’s business model for managing the financial assets and the financial asset’s contractual cash flow characteristics. The classification and measurement of financial liabilities is unchanged from existing requirements apart from own credit risk. For financial liabilities that are designated at fair value through profit or loss, the changes which are attributable to the change in an entity’s own credit risk are presented in other comprehensive income, unless doing so would enlarge or create an accounting mismatch. For the impairment component, the IASB included requirements for a credit loss allowance or provision which should be based on expected losses rather than incurred losses.

Application of IFRS 9 is required for annual periods beginning on or after January 1, 2018. However, on May 18, 2017, the IASB published the final version of the IFRS 17 Insurance Contracts standard. Prior to its finalization, the IASB issued an amendment to IFRS 4 Insurance Contracts (the predecessor standard to IFRS 17) that provides for a qualifying insurer a temporary exemption that permits, but does not require, the insurer to apply IAS 39 Financial Instruments: Recognition and Measurement rather than IFRS 9 for annual periods beginning before January 1, 2021 (i.e., a temporary exemption of IFRS 9). The objective of the amendment is to address the temporary accounting consequences of the different effective dates of IFRS 9 and IFRS 17. However, in November 2018, the IASB agreed to start the process to amend IFRS 17, which could lead to the temporary exemption from IFRS 9 to be extended until January 1, 2022. As this decision is still subject to IASB due process, this could lead to another year of deferral.
An entity is eligible to apply the temporary exemption if the carrying amount of its liabilities connected with insurance activities is
◆	Greater than 90% of the total carrying value of all liabilities; or
◆	Between 80% and 90% of the total carrying value of all its liabilities, and the insurer does not have significant activities unrelated to insurance.
Aegon performed this analysis at December 31, 2015, and concluded that it meets the requirements for the temporary exception as 94% of its liabilities are connected with insurance activities. As a result, Aegon elected to make use of the temporary exemption of IFRS 9.
As Aegon defers the application of IFRS 9 (including linked amendments as included in above table), the full impact of the standard is not yet clear, however an initial impact assessment resulted in the expectation that it will have a significant impact on shareholders’ equity, income and/or other comprehensive income and disclosures. An implementation project was started in 2017 and is combined with the implementation of IFRS 17 Insurance Contracts.
By qualifying for and electing the temporary exemption, the IFRS 4 amendment requires certain additional disclosures; specifically, Aegon is required to disclose information to enable users of financial statements to compare insurers applying the temporary exemption with entities applying IFRS 9. This information is presented below:
Fair value changes
The table below presents an overview of the fair value of the classes of financial assets as of December 31, 2019, as well as the change in fair value during the reporting period. The asset classes are divided into two categories:
◆	SPPI: assets of which cash flows represent solely payments of principal and interest (SPPI) on an outstanding principal amount, excluding any financial assets that meet the definition of held for trading in IFRS 9, or that are managed and whose performance is evaluated on a fair value basis; and
◆	Other: all financial assets other than those specified in SPPI:
◆	with contractual terms that do not give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding;
◆	that meet the definition of held for trading in IFRS 9; or
◆	that are managed and whose performance are evaluated on a fair value basis.

		2019		2018
Financial assets at fair value		Fair value at the end of the reporting period	Change in fair value during the reporting period	Fair value at the end of the reporting period	Change in fair value during the reporting period
Shares 1)	SPPI	70	1	68	(2)
	Other	810	54	2,092	87
Debt securities	SPPI	82,014	6,218	76,283	(2,997)
	Other	4,839	(770)	4,970	(123)
Money Markets and other short-term investments	SPPI	2,724	-	3,126	-
	Other	2,603	-	3,181	-
Mortgage loans	SPPI	42,567	930	39,758	(1,213)
	Other	-	-	-	-
Private loans	SPPI	5,152	284	4,452	(63)
	Other	200	(18)	42	(5)
Deposits with financial institutions	SPPI	142	-	141	-
	Other	-	-	-	-
Policy loans	SPPI	-	-	-	-
	Other	2,024	-	1,973	-
Other financial assets	SPPI	36	-	111	-
	Other	5,388	(100)	3,637	(210)
At December 31		148,570	6,598	139,834	(4,525)

1	The SPPI-compliant shares include preferred equity instruments.
Cash and cash equivalents, deposits with financial institutions, and receivables all pass the SPPI test and are held at amortized cost, whereby the amortized cost is assumed to approximate fair value due to the short-term nature of the assets. For movement schedules of these financial assets, refer to respective notes.
The fair value at the end of the reporting period in the table reconciles back to the respective table in note 22.1 Financial assets, excluding derivatives.
Credit Risk
The table below details the credit risk rating grades, as of December 31, 2019, for financial assets with cash flows that are SPPI, excluding any financial assets that meet the definition of held for trading in IFRS 9, or that are managed and whose performance is evaluated on a fair value basis. The tables show the carrying value of those financial assets applying IAS 39 (in the case of financial assets measured at amortized cost, before adjusting for any impairment allowances).

SPPI compliant financial assets at carrying value	AAA	AA	A	BBB	BB	B	CCC or lower	Not Rated	Total
2019
Shares – Carried at fair value	-	-	-	43	27	-	-	-	70
Debt securities – Carried at fair value	26,723	8,989	20,112	22,296	1,364	1,244	1,283	3	82,014
Money market and other short-term investments – carried at fair value	255	193	2,164	112	-	-	-	-	2,724
Mortgage loans – Carried at amortized cost	1,311	3,671	3,580	369	15	4	-	29,574	38,524
Private loans – Carried at amortized cost	1,799	82	198	970	49	-	-	1,383	4,479
Other financial assets – Carried at fair value	-	-	57	10	33	38	-	40	177

At December 31	30,088	12,933	26,111	23,800	1,487	1,285	1,283	31,000	127,988
2018
Shares – Carried at fair value	-	-	-	42	9	17	-	-	68
Debt securities – Carried at fair value	25,637	9,224	17,057	20,330	1,480	1,159	1,395	-	76,283
Money market and other short-term investments – carried at fair value	55	158	2,561	351	-	-	-	-	3,126
Mortgage loans – Carried at amortized cost	941	3,204	3,567	266	15	-	-	28,647	36,639
Private loans – Carried at amortized cost	1,611	83	261	924	52	-	-	1,136	4,068
Other financial assets – Carried at fair value	-	-	64	12	44	61	1	70	252

At December 31	28,244	12,670	23,510	21,925	1,601	1,237	1,396	29,853	120,436
As no external ratings are available for residential mortgage loans, the residential portfolio is included under ‘Not rated’.
For assets that do not have low credit risk (rated BB or below) and of which cash flows represent SPPI, excluding any financial assets that meet the definition of held for trading in IFRS 9, or that are managed and whose performance is evaluated on a fair value basis, the table below provides the credit risk exposure from the financial assets held by Aegon
1
. The financial assets are categorized by asset class with a carrying amount and fair value measured in accordance with IAS 39 measurement requirements.

	2019		2018
SPPI compliant financial assets with no low credit risk	Carrying amount	Fair value	Carrying amount	Fair value
Shares – Carried at fair value	27	27	26	26
Debt securities – Carried at fair value	3,894	3,894	4,035	4,035
Mortgage loans – Carried at amortized cost	29,593	33,132	28,661	31,711
Private loans – Carried at amortized cost	1,431	1,488	1,189	1,225
Deposits with financial institutions – Carried at amortized cost	76	76	70	70
Other financial assets – Carried at fair value	35	35	106	106

At December 31	35,056	38,652	34,087	37,173
Investments in joint ventures and associates
All Aegon’s equity accounted investments remain to apply IAS 39. Except AMVEST Vastgoed B.V. (AMVEST), Aegon does not hold any other individually material joint-venture nor associate. As most of AMVEST financial assets are measured at fair value through profit or loss, there is no material difference between the financial statements of AMVEST under IFRS 9 and IAS 39. As the remaining joint ventures and associates are not material on a consolidated level, the additional information required by IFRS 4 for electing the temporary exemption is not disclosed for these entities.
Subsidiaries and joint ventures applying IFRS 9 in their statutory account
s
Information on the adoption of IFRS 9 by principal subsidiaries and joint ventures that for statutory purposes cannot elect to defer the effective date of IFRS 9 can be found in the publicly available statutory annual reports on www.aegon.nl and/or the Chamber of Commerce. This information is not part of the audited consolidated financial statements of Aegon N.V.. The related entities are:
◆	Aegon Bank N.V.
◆	Aegon Hypotheken B.V.
◆	Aegon Asset Management Holding B.V.
◆	Amvest Vastgoed B.V.

1	Mortgage loans with no low credit risk are defined as being more than 90 days past due, in line with regulatory guidelines.

IFRS 17 Insurance Contracts
The IASB issued IFRS 17 Insurance Contracts in May 2017. The Standard will replace IFRS 4, which was intended as an interim solution and allowed insurers to continue to use accounting principles that they had applied prior to the initial adoption of IFRS. IFRS 17 establishes principles for the recognition, measurement, presentation and disclosure of insurance contracts issued, reinsurance contracts held and investment contracts with discretionary participating features issued. The objective of the Standard is to ensure that entities provide relevant information in a way that faithfully represents those contracts. This information should provide users of financial statements with a basis to assess the effects that the contracts have on the financial position, financial performance and cash flows of the insurer. The Standard also specifies presentation and disclosure requirements to enhance comparability between insurance companies.
In November 2018, the IASB agreed to start the process to amend IFRS 17 to defer the mandatory effective date of IFRS 17 by one year (original effective date was January 1, 2021). Subject to IASB due process, entities will be required to apply IFRS 17 for annual periods beginning on or after January 1, 2022. The IASB noted that given the considerations of the proposed amendments to IFRS 17 of June 2019, and in light of the criteria for assessing them, any such potential amendments could take a year to finalize. A final Standard is expected by the IASB to be issued in June 2020. As a consequence of the IFRS 17 deferral, the IASB also agreed to revise the fixed expiry date of the temporary exemption from IFRS 9 in IFRS 4 to allow entities to continue applying the temporary exemption from IFRS 9 until January 1, 2022. As this decision is still subject to IASB due process, this could lead to another year of deferral.
The Standard represents a fundamental change to current financial reporting and the implementation effort is expected to be significant. Early adoption of the standard is therefore not expected. An implementation project was started soon after the publication of the new Standard. Currently no final decisions have been made as to the accounting policy options provided in IFRS 17 as a consequence of awaiting the final amendments and the outcome of quantitative studies intended to be performed subsequently, however, it is expected that the impact of the initial application on Aegon’s financial statements is significant.
2.1.4 Future adoption of voluntary change in accounting policy
Reinsurance accounting
As of January 1, 2020, Aegon will voluntarily change its accounting policy for the deferred cost of reinsurance. A deferred cost of reinsurance is established when Aegon enters into a reinsurance transaction, except for reinsurance transactions that are entered into as part of a plan to exit a business.
Until 2019, the amortization of the deferred cost of reinsurance is based solely on assumptions relating to the underlying insurance contracts. As of January 1, 2020, for products sold in the Americas and Asia where the amortization is based on expected gross profit margins (EGPs), these EGPs will be net of reinsurance (i.e. net of actual reinsurance cash flows that exceed expected reinsurance cash flows). Additionally, the reinsurance cash flows used to calculate the amortization rate will be unlocked prospectively. The accounting policy on the amortization of similar intangibles, such as deferred policy acquisition costs, will be updated accordingly.
The new policy will be adopted because it better reflects the economics of Aegon’s reinsurance transactions and aligns to current market practice. The previous accounting policy would have resulted in significant income volatility in the event of incurred claims with large sums insured, despite the fact that a significant part of the losses is reinsured.
As no recent death claims with large sum insured have occurred prior to 2020, the impact of this policy change on shareholders’ equity per January 1, 2020 is not significant.

Basis of consolidation
2.2 Basis of consolidation
Subsidiaries
The consolidated financial statements include the financial statements of Aegon N.V. and its subsidiaries. Subsidiaries (including consolidated structured entities) are entities over which Aegon has control. Aegon controls an entity when Aegon is exposed, or has rights, to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The assessment of control is based on the substance of the relationship between the Group and the entity and, among other things, considers existing and potential voting rights that are substantive. For a right to be substantive, the holder must have the practical ability to exercise that right.
The subsidiary’s assets, liabilities and contingent liabilities are measured at fair value on the acquisition date and are subsequently accounted for in accordance with the Group’s accounting policies, which is consistent with IFRS. Intra-group transactions, including Aegon N.V. shares held by subsidiaries, which are recognized as treasury shares in equity, are eliminated. Intra-group losses may indicate an impairment that requires recognition in the consolidated financial statements.
Non-controlling
interests are initially stated

at their share in the fair value of the net assets on the acquisition date and subsequently adjusted for the non-controlling
share in changes in the subsidiary’s equity.
The excess of the consideration paid to acquire the interest and the fair value of any interest already owned, over the Group’s share in the net fair value of assets, liabilities and contingent liabilities acquired is recognized as goodwill. Negative goodwill is recognized directly in the income statement. If the fair value of the assets, liabilities and contingent liabilities acquired in the business combination has been determined provisionally, adjustments to these values resulting from the emergence of new evidence within 12 months after the acquisition date are made against goodwill. Aegon recognized contingent considerations either as provision or as financial liability depending on the characteristics. Any contingent consideration payable is recognized at fair value at the acquisition date. If the contingent consideration is classified as equity, it is not remeasured and settlement is accounted for within equity. Otherwise, subsequent changes to the fair value of the contingent consideration are recognized in the income statement.
The identifiable assets, liabilities and contingent liabilities are stated at fair value when control is obtained.
Subsidiaries are deconsolidated when control ceases to exist. Any difference between the net proceeds plus the fair value of any retained interest and the carrying amount of the subsidiary including non-controlling
interests is recognized in the income statement.
Transactions with
non-controlling
interests
Transactions with
non-controlling
interests are accounted for as transactions with owners. Therefore disposals to non-controlling
interests and acquisitions from
non-controlling
interests, not resulting in losing or gaining control of the subsidiary are recorded in equity. Any difference between consideration paid or received and the proportionate share in net assets is accounted for in equity attributable to shareholders of Aegon N.V.
Investment funds
Investment funds managed by the Group in which the Group holds an interest are consolidated in the financial statements if the Group has power over that investment fund and it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. In assessing control, all interests held by the Group in the fund are considered, regardless of whether the financial risk related to the investment is borne by the Group or by the policyholders (unless a direct link between the policyholder and the fund can be assumed).
In determining whether Aegon has power over an investment fund all facts and circumstances are considered, including the following:
◆	Control structure of the asset manager (i.e. whether an Aegon subsidiary);
◆	The investment constraints posed by investment mandate;
◆	Legal rights held by the policyholder to the separate assets in the investment vehicle (e.g. policyholders could have the voting rights related to these investments);
◆	The governance structure, such as an independent board of directors, representing the policyholders, which has substantive rights (e.g. to elect or remove the asset manager); and
◆	Rights held by other parties (e.g. voting rights of policyholders that are substantive or not).
Exposure or rights to variability of returns can be the result of, for example:
◆	General account investment of Aegon;
◆	Aegon’s investments held for policyholder;
◆	Guarantees provided by Aegon on return of policyholders in specific investment vehicles;
◆	Fees dependent on fund value (including, but not limited to, asset management fees); and
◆	Fees dependent on performance of the fund (including, but not limited to, performance fees).
Investment funds where Aegon acts as an agent are not consolidated due to lack of control of the funds. In particular, for some separate accounts, the independent board of directors has substantive rights and therefore Aegon does not have power over these separate accounts but acts as an agent.
For limited partnerships, the assessment takes into account Aegon’s legal position (i.e. limited partner or general partner) and any substantive removal rights held by other parties. Professional judgment is applied concerning the substantiveness of the removal rights and the magnitude of the exposure to variable returns, leading to the conclusion that Aegon controls some, but not all, of the limited partnerships in which it participates.

Upon consolidation of an investment fund, a liability is recognized to the extent that the Group is legally obliged to buy back participations held by third parties. The liability is presented in the consolidated financial statements as investment contracts for account of policyholders. Where no repurchase obligation exists, the participations held by third parties are presented as non-controlling
interests in equity. The assets allocated to participations held by third parties or by the Group on behalf of policyholders are presented in the consolidated financial statements as investments for account of policyholders.
Equity instruments issued by the Group that are held by investment funds are eliminated on consolidation. However, the elimination is reflected in equity and not in the measurement of the related financial liabilities towards policyholders or other third parties.
Structured entities
A structured entity is defined in IFRS 12 as “An entity that has been designed so that voting rights are not the dominant factor in deciding who controls the entity, such as when any voting rights relate to administrative tasks only and the relevant activities are directed by means of contractual arrangements.” In these instances the tests and indicators to assess control provided by IFRS 10 have more focus on the purpose and design of the investee (with relation to the relevant activities that most significantly affect the structured entity) and the exposure to variable returns, which for structured entities lies in interests through e.g. derivatives, and will not be focused on entities that are controlled by voting rights.
Structured entities that are consolidated include certain mortgage backed securitization deals, where Aegon was involved in the design of the structured entities and also has the ability to use its power to affect the amount of the investee’s returns. Other factors that contribute to the conclusion that consolidation of these entities is required includes consideration of whether Aegon fully services the investees and can therefore influence the defaults of the mortgage portfolios and the fact that in these cases the majority of risks are maintained by Aegon.
Structured entities that are not consolidated include general account investments in non-affiliated
structured entities that are used for investment purposes.
Non-current
assets held for sale and disposal groups
Disposal groups are classified as held for sale if they are available for immediate sale in their present condition, subject only to the customary sales terms of such assets and disposal groups and their sale is considered highly probable. Management must be committed to the sale, which is expected to occur within one year from the date of classification as held for sale.
Upon classification as held for sale, the carrying amount of the disposal group (or group of assets) is compared to their fair value less cost to sell. If the fair value less cost to sell is lower than the carrying value, this expected loss is recognized through a reduction of the carrying value of any goodwill related to the disposal group or the carrying value of certain other non-current,
non-financial
assets to the extent that the carrying value of those assets exceeds their fair value. Any excess of the expected loss over the reduction of the carrying amount of these relevant assets is not recognized upon classification as held for sale, but is recognized as part of the result on disposal if and when a divestment transaction occurs.
Classification into or out of held for sale does not result in restating comparative amounts in the statement of financial position.

Foreign exchange translation
2.3 Foreign exchange translation
a. Translation of foreign currency transactions
The Group’s consolidated financial statements are presented in euros. Items included in the financial statements of individual group companies are recorded in their respective functional currency which is the currency of the primary economic environment in which each entity operates. Transactions in foreign currencies are initially recorded at the exchange rate prevailing at the date of the transaction.
At the reporting date, monetary assets and monetary liabilities in foreign currencies are translated to the functional currency at the closing rate of exchange prevailing on that date, except for own equity instruments in foreign currencies which are translated using historical exchange rates.
Non-monetary
items carried at cost are translated using the exchange rate at the date of the transaction, while assets carried at fair value are translated at the exchange rate when the fair value was determined.
Exchange differences on monetary items are recognized in the income statement when they arise, except when they are deferred in other comprehensive income as a result of a qualifying cash flow or net investment hedge. Exchange differences on non-monetary
items carried at fair value are recognized in other comprehensive income or the income statement, consistently with other gains and losses on these items.

b. Translation of foreign currency operations
On consolidation, the financial statements of group entities with a foreign functional currency are translated to euro, the currency in which the consolidated financial statements are presented. Assets and liabilities are translated at the closing rates on the reporting date. Income, expenses and capital transactions (such as dividends) are translated at average exchange rates or at the prevailing rates on the transaction date, if more appropriate. Goodwill and fair value adjustments arising on the acquisition of a foreign entity are translated at the closing rates on the reporting date.
The resulting exchange differences are recognized in the ‘foreign currency translation reserve’, which is part of shareholders’ equity. On disposal of a foreign entity the related cumulative exchange differences included in the reserve are recognized in the income statement.

Segment reporting	2.4 Segment reporting Reporting segments and segment measures are explained and disclosed in note 5 Segment information.

Offsetting of assets and liabilities
2.5 Offsetting of assets and liabilities
Financial assets and liabilities are offset in the statement of financial position when the Group has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis or simultaneously. The legally enforceable right must not be contingent on future events and must be enforceable in the normal course of business and in the event of default, insolvency or bankruptcy of the Company or the counterpart.

Intangible assets
2.6 Intangible assets
a. Goodwill
Goodwill is recognized as an intangible asset for interests in subsidiaries and is measured as the positive difference between the acquisition cost and the Group’s interest in the net fair value of the entity’s identifiable assets, liabilities and contingent liabilities. Subsequently, goodwill is carried at cost less accumulated impairment charges. It is derecognized when the interest in the subsidiary is disposed.
b. Value of business acquired
When a portfolio of insurance contracts is acquired, whether directly from another insurance company or as part of a business combination, the difference between the fair value and the carrying amount of the insurance liabilities is recognized as value of business acquired (VOBA). The Group also recognizes VOBA when it acquires a portfolio of investment contracts with discretionary participation features.
VOBA is amortized over the useful life of the acquired contracts, based on either the expected future premiums, revenues or the expected gross profit margins. The amortization period and pattern are reviewed at each reporting date; any change in estimates is recorded in the income statement. For all products, VOBA, in conjunction with deferred policy acquisition costs (DPAC) where appropriate, is assessed for recoverability using aggregation levels on a geographical jurisdiction basis or at the level of portfolio of contracts that are subject to broadly similar risks and managed together as a single portfolio. The portion determined not to be recoverable is charged to the income statement. VOBA is considered in the liability adequacy test for each reporting period, for more details refer to 2.19. f Liability adequacy testing.
When unrealized gains or losses arise on
available-for-sale
assets backing the insurance liabilities, VOBA is adjusted to equal the effect that the realization of the gains or losses (through a sale or impairment) would have had on VOBA. The adjustment is recognized in OCI and accumulated in the related revaluation reserve in shareholders’ equity. VOBA is derecognized when the related contracts are settled or disposed.
c. Future servicing rights
On the acquisition of a portfolio of investment contracts without discretionary participation features under which Aegon will render investment management services, the present value of future servicing rights is recognized as an intangible asset. Future servicing rights can also be recognized on the sale of a loan portfolio or the acquisition of insurance agency activities.
The present value of the future servicing rights is amortized over the servicing period and is subject to impairment testing. It is derecognized when the related contracts are settled or disposed.
Where applicable, Aegon recognizes other intangibles on the acquisition of a business combination such as those related to customer relationships. This can include customer contracts, distribution agreements and client portfolios. For these intangibles the present value of future cash flows are recognized and amortized in the period when future economic benefits arise from these intangibles. These intangible assets are also presented under future servicing rights.
d. Software and other intangible assets
Software and other intangible assets are recognized to the extent that the assets can be identified, are controlled by the Group, are expected to provide future economic benefits and can be measured reliably. The Group does not recognize internally generated intangible assets arising from research or internally generated goodwill, brands, customer lists and similar items.
Software and other intangible assets are carried at cost less accumulated depreciation and impairment losses. Depreciation of the asset is over its useful life as the future economic benefits emerge and is recognized in the income statement as an expense. The depreciation period and pattern are reviewed at each reporting date, with any changes recognized in the income statement.
An intangible asset is derecognized when it is disposed of or when no future economic benefits are expected from its use or disposal.

Investments
2.7 Investments
General account investments comprise financial assets, excluding derivatives, as well as investments in real estate.
a. Financial assets, excluding derivatives
Financial assets are recognized at trade date (except for Private placements that are recognized at settlement date) when the Group becomes a party to the contractual provisions of the instruments. All financial assets are classified for accounting purposes depending on the characteristics of the instruments and the purpose for which they were purchased.
Classification
The following financial assets are measured at fair value through profit or loss: financial assets held for trading, financial assets managed on a fair value basis in accordance with the Group’s investment strategy and financial assets containing an embedded derivative that is not closely related and that cannot be reliably bifurcated. In addition, in certain instances the Group designates financial assets to this category when by doing so a potential accounting mismatch in the financial statements is eliminated or significantly reduced.
Financial assets with fixed or determinable payments, that are not quoted in an active market and that the Group does not intend to sell in the near future are classified as loans. Those for which the holder may not recover substantially all of its initial investment, other than because of credit deterioration, are accounted for as available-for-sale.
All remaining
non-derivative
financial assets are classified as
available-for-sale.
Measurement
Financial assets are initially recognized at fair value plus, in the case of a financial asset not at fair value through profit or loss, any directly attributable incremental transaction costs.
Loans and financial assets
held-to-maturity
are subsequently carried at amortized cost using the effective interest rate method. Financial assets at fair value through profit or loss are measured at fair value with all changes in fair value recognized in the income statement as incurred.
Available-for-sale
assets are recorded at fair value with unrealized changes in fair value recognized in other comprehensive income. Financial assets that are designated as hedged items are measured in accordance with the requirements for hedge accounting.
Amortized cost
The amortized cost of a debt instrument is the amount at which it is measured at initial recognition minus principal repayments, plus or minus the cumulative amortization of any difference between the initial amount and the maturity amount, and minus any reduction for impairment. The effective interest rate method is a method of calculating the amortized cost and of allocating the interest income or expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the debt instrument or, when appropriate, a shorter period to the net carrying amount of the instrument. When calculating the effective interest rate, all contractual terms are considered. Possible future credit losses are not taken into account. Charges and interest paid or received between parties to the contract that are an integral part of the effective interest rate, transaction costs and all other premiums or discounts are included in the calculation.

Fair value
The consolidated financial statements provide information on the fair value of all financial assets, including those carried at amortized cost where the values are provided in the notes to the financial statements.
Fair value is defined as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions (i.e. an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability). For quoted financial assets for which there is an active market, the fair value is the bid price at the reporting date. In the absence of an active market, fair value is estimated by using present value based or other valuation techniques. Where discounting techniques are applied, the discount rate is based on current market rates applicable to financial instruments with similar characteristics. The valuation techniques that include unobservable inputs can result in a different outcome than the actual transaction price at which the asset was acquired. Such differences are not recognized in the income statement immediately but are deferred. They are released over time to the income statement in line with the change in factors (including time) that market participants would consider in setting a price for the asset. Interest accrued to date is not included in the fair value of the financial asset.
Derecognition
A financial asset is derecognized when the contractual rights to the asset’s cash flows expire or when the Group retains the right to receive cash flows from the asset but has an obligation to pay any received cash flows in full without delay to a third party and either: has transferred the asset and substantially all the risks and rewards of ownership, or has neither transferred nor retained all the risks and rewards but has transferred control of the asset. Financial assets of which the Group has neither transferred nor retained significantly all the risk and rewards and retained control are recognized to the extent of the Group’s continuing involvement. If significantly all risks are retained, the assets are not derecognized.
On derecognition, the difference between the disposal proceeds and the carrying amount is recognized in the income statement as a realized gain or loss. Any cumulative unrealized gain or loss previously recognized in the revaluation reserve in shareholders’ equity is also recognized in the income statement.
Security lending and repurchase agreements
Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Group retains substantially all the risks and rewards of the asset. A liability is recognized for cash (collateral) received, on which interest is accrued.
A security that has been received under a borrowing or reverse repurchase agreement is not recognized as an asset. A receivable is recognized for any related cash (collateral) paid by Aegon. The difference between sale and repurchase price is treated as investment income. If the Group subsequently sells that security, a liability to repurchase the asset is recognized and initially measured at fair value.
Collateral
With the exception of cash collateral, assets received as collateral are not separately recognized as an asset until the financial asset they secure defaults. When cash collateral is recognized, a liability is recorded for the same amount.
b. Real estate
Investments in real estate include property held to earn rentals or for capital appreciation, or both. Investments in real estate are presented as ‘Investments’. Property that is occupied by the Group and that is not intended to be sold in the near future is classified as real estate held for own use and is presented in ‘Other assets and receivables’.
All property is initially recognized at cost. Such cost includes the cost of replacing part of the real estate and borrowing cost for long-term construction projects if recognition criteria are met. Subsequently, investments in real estate are measured at fair value with the changes in fair value recognized in the income statement. Real estate held for own use is carried at its revalued amount, which is the fair value at the date of revaluation less subsequent accumulated depreciation and impairment losses. Depreciation is calculated on a straight line basis over the useful life of a building. Land is not depreciated. Revaluation of real estate for own use is recognized in OCI and accumulated in revaluation reserve in equity. On revaluation the accumulated depreciation is eliminated against the gross carrying amount of the asset and the net amount is restated to the revalued amount.
On disposal of an asset, the difference between the net proceeds received and the carrying amount is recognized in the income statement. Any remaining surplus attributable to real estate in own use in the revaluation reserve is transferred to retained earnings.

Maintenance costs and other subsequent expenditure
Expenditure incurred after initial recognition of the asset is capitalized to the extent that the level of future economic benefits of the asset is increased. Costs that restore or maintain the level of future economic benefits are recognized in the income statement as incurred.

Investments for account of policyholders
2.8 Investments for account of policyholders
Investments held for account of policyholders consist of investments in financial assets as well as investments in real estate. Investment return on these assets is passed on to the policyholder. Also included are the assets held by consolidated investment funds that are backing liabilities towards third parties. Investments for account of policyholders are valued at fair value through profit or loss.

Derivatives
2.9 Derivatives
a. Definition
Derivatives are financial instruments of which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date.
Assets and liabilities may include derivative-like terms and conditions. With the exception of features embedded in contracts held at fair value through profit or loss, embedded derivatives that are not considered closely related to the host contract are bifurcated, carried at fair value and presented as derivatives. In assessing whether a derivative-like feature is closely related to the contract in which it is embedded, the Group considers the similarity of the characteristics of the embedded derivative and the host contract. Embedded derivatives that transfer significant insurance risk are accounted for as insurance contracts.
Derivatives with positive values are reported as assets and derivatives with negative values are reported as liabilities. Derivatives for which the contractual obligation can only be settled by exchanging a fixed amount of cash for a fixed amount of Aegon N.V. equity instruments are accounted for in shareholders’ equity.
b. Measurement
All derivatives recognized on the statement of financial position are carried at fair value.
The fair value is calculated net of the interest accrued to date and is based on market prices, when available. When market prices are not available, other valuation techniques, such as option pricing or stochastic modeling, are applied. The valuation techniques incorporate all factors that market participants would consider and are based on observable market data, to the extent possible.
c. Hedge accounting
As part of its asset liability management, the Group enters into economic hedges to limit its risk exposure. These transactions are assessed to determine whether hedge accounting can and should be applied.
To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, detailing the particular risk management objective and strategy for the hedge (which includes the item and risk that is being hedged), the derivative that is being used and how hedge effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The effectiveness of the hedging relationship is evaluated on a prospective and retrospective basis using qualitative and quantitative measures of correlation. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include a comparison of the changes in the fair value or discounted cash flow of the hedging instrument to the hedged item. A hedging relationship is considered highly effective if the results of the hedging instrument are within a ratio of 80% to 125% of the results of the hedged item.
For hedge accounting purposes, a distinction is made between fair value hedges, cash flow hedges and hedges of a net investment in a foreign operation.
Following the financial crisis, the reform and replacement of benchmark interest rates such as LIBOR and other interbank offered rates (‘IBORs’) has become a priority for global regulators. There is currently uncertainty around the timing and precise nature of these changes, in light of which the following assumptions have been made with respect to hedge accounting:
◆	When considering the ‘highly probable’ requirement, it is assumed that the current benchmark interest rate on which the hedged positions is based will not change as a result of IBOR reform.
◆	In assessing whether the hedge is expected to be ‘highly effective’ on a forward-looking basis, it is assumed that the current benchmark interest rate on which the cash flows of the hedged item and the derivative that hedges it are based is not altered as a result of the IBOR reform.

◆	Hedge accounting is not discontinued during the period of IBOR-related uncertainty solely because the retrospective effectiveness falls outside the required 80-125% range.
◆	The cash flows hedge reserve relating to the period after the IBOR reform is expected to take effect, is not recycled solely because cash flows are expected to change.
d. Brexit
Since January 31, 2020, the United Kingdom (UK) is no longer a member of the European Union. The UK has until the end of 2020 to negotiate a trade deal with the EU and prevent a hard Brexit (no deal) scenario. A hard Brexit will have consequences for the derivatives contracts Aegon holds with UK counterparties as they may lose their eligibility under European regulation. Aegon transferred part of its derivatives with UK counterparties, clearing members and part of its derivatives that were held at the London Clearing House (LCH) to non-UK
counterparties and to Eurex in Frankfurt. Based on new information about Brexit, the future eligibility of LCH and the liquidity at the different venues will be assessed.
Fair value hedges
Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognized in the profit and loss account, together with fair value adjustments to the hedged item attributable to the hedged risk. If the hedge relationship no longer meets the criteria for hedge accounting, the cumulative adjustment of the hedged item is, in the case of interest bearing instruments, amortized through the profit and loss account over the remaining term of the original hedge or recognized directly when the hedged item is derecognized.
Cash flow hedges
Cash flow hedges are hedges of the exposure to variability in cash flows that is attributable to a particular risk of a forecasted transaction or a recognized asset or liability and could affect profit or loss. To the extent that the hedge is effective, the change in the fair value of the derivative is recognized in the related revaluation reserve in shareholders’ equity. Any ineffectiveness is recognized directly in the income statement. The amount recorded in shareholders’ equity is released to the income statement to coincide with the hedged transaction, except when the hedged transaction is an acquisition of a non-financial
asset or liability. In this case, the amount in shareholders’ equity is included in the initial cost of the asset or liability.
Net investment hedges
Net investment hedges are hedges of currency exposures on a net investment in a foreign operation. To the extent that the hedge is effective, the change in the fair value of the hedging instrument is recognized in the net foreign investment hedging reserve in shareholders’ equity. Any ineffectiveness is recognized in the income statement. The amount in shareholders’ equity is released to the income statement when the foreign operation is disposed of.
Hedge accounting is discontinued prospectively for hedges that are no longer considered effective. When hedge accounting is discontinued for a fair value hedge, the derivative continues to be carried on the statement of financial position with changes in its fair value recognized in the income statement. When hedge accounting is discontinued for a cash flow hedge because the cash flow is no longer expected to occur, the accumulated gain or loss in shareholders’ equity is recognized immediately in the income statement. In other situations where hedge accounting is discontinued for a cash flow hedge, including those where the derivative is sold, terminated or exercised, accumulated gains or losses in shareholders’ equity are amortized into the income statement when the income statement is impacted by the variability of the cash flow from the hedged item.

Investments in joint arrangements
2.10 Investments in joint arrangements
In general, joint arrangements are contractual agreements whereby the Group undertakes, with other parties, an economic activity that is subject to joint control. Joint control exists when it is contractually agreed to share control over an economic activity. Joint control exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.
Investments in joint arrangements are classified as either joint operations or joint ventures depending on the contractual rights and obligations each investor has rather than the legal structure of the joint arrangement. Aegon has assessed the nature of its joint arrangements and determined them to be joint ventures. Joint ventures are accounted for using the equity method.
Under the equity method of accounting, interests in joint ventures are initially recognized at cost, which includes positive goodwill arising on acquisition. Negative goodwill is recognized in the income statement on the acquisition date. If joint ventures are obtained in successive share purchases, each significant transaction is accounted for separately.

The carrying amount is subsequently adjusted to reflect the change in the Group’s share in the net assets of the joint venture and is subject to impairment testing. The net assets are determined based on the Group’s accounting policies. Any gains and losses recorded in other comprehensive income by the joint venture are recognized in OCI and reflected in other reserves in shareholders’ equity, while the share in the joint ventures net income is recognized as a separate line item in the consolidated income statement. The Group’s share in losses is recognized until the investment in the joint ventures’ equity and any other long-term interest that are part of the net investment are reduced to nil, unless guarantees exist.
Gains and losses on transactions between the Group and the joint ventures are eliminated to the extent of the Group’s interest in the entity, with the exception of losses that are evidence of impairment which are recognized immediately. Own equity instruments of Aegon N.V. that are held by the joint venture are not eliminated.
On disposal of an interest in a joint venture, the difference between the net proceeds and the carrying amount is recognized in the income statement and gains and losses previously recorded directly in the revaluation reserve are reversed and recorded through the income statement.

Investments in associates
2.11 Investments in associates
Entities over which the Group has significant influence through power to participate in financial and operating policy decisions, but which do not meet the definition of a subsidiary, are accounted for using the equity method. Interests held by venture capital entities, mutual funds and investment funds that qualify as an associate are accounted for as an investment held at fair value through profit or loss. Interests held by the Group in venture capital entities, mutual funds and investment funds that are managed on a fair value basis, are also accounted for as investments held at fair value through profit or loss.
Interests in associates are initially recognized at cost, which includes positive goodwill arising on acquisition. Negative goodwill is recognized in the income statement on the acquisition date. If associates are obtained in successive share purchases, each significant transaction is accounted for separately.
The carrying amount is subsequently adjusted to reflect the change in the Group’s share in the net assets of the associate and is subject to impairment testing. The net assets are determined based on the Group’s accounting policies. Any gains and losses recorded in other comprehensive income by the associate are reflected in other reserves in shareholders’ equity, while the share in the associate’s net income is recognized as a separate line item in the consolidated income statement. The Group’s share in losses is recognized until the investment in the associate’s equity and any other long-term interest that are part of the net investment are reduced to nil, unless guarantees exist.
Gains and losses on transactions between the Group and the associate are eliminated to the extent of the Group’s interest in the entity, with the exception of losses that are evidence of impairment which are recognized immediately. Own equity instruments of Aegon N.V. that are held by the associate are not eliminated.
On disposal of an interest in an associate, the difference between the net proceeds and the carrying amount is recognized in the income statement and gains and losses previously recorded directly in the revaluation reserve are reversed and recorded through the income statement.

Reinsurance assets
2.12 Reinsurance assets
Reinsurance contracts are contracts entered into by the Group in order to receive compensation for claims/benefits incurred on contracts written by the Group (outgoing reinsurance). Reinsurance assets are also held as part of exiting the business. For contracts transferring sufficient insurance risk, a reinsurance asset is recognized for the expected future benefits, less expected future reinsurance premiums. Reinsurance contracts with insufficient insurance risk transfer are accounted for as investment or service contracts, depending on the nature of the agreement.
Reinsurance assets are measured consistently with the assumptions associated with the underlying insurance contracts and in accordance with the terms of each reinsurance contract. They are subject to impairment testing and are derecognized when the contractual rights are extinguished or expire or when the contract is transferred to another party.
Aegon is not relieved of its legal liabilities when entering into reinsurance transactions, therefore the reserves relating to the underlying insurance contracts will continue to be reported on the consolidated statement of financial position during the contractual term of the underlying contracts.

Reinsurance premiums, commissions and claim settlements are accounted for in the same way as the original contracts for which the reinsurance was concluded. The insurance premiums for the original contracts are presented gross of reinsurance premiums paid.

Deferred expenses
2.13 Deferred expenses
a. Deferred policy acquisition costs (DPAC)
DPAC relates to all insurance contracts as well as investment contracts with discretionary participation features and represents directly attributable costs that are related to the selling, underwriting and initiating of these insurance contracts.
DPAC are deferred to the extent that they are recoverable and are subsequently amortized based on factors such as expected gross profit margins. For products sold in the United States and Asia with amortization based on expected gross profit margins or revenues, the amortization period and pattern are reviewed at each reporting date and any change in estimates is recognized in the income statement. Estimates include, but are not limited to: an economic perspective in terms of future returns on bond and equity instruments, mortality, morbidity and lapse assumptions, maintenance expenses and expected inflation rates.
For all products, DPAC, in conjunction with VOBA where appropriate, is assessed for recoverability at least annually as part of the liability adequacy test for each reporting period. If appropriate, the assumptions included in the determination of estimated gross profits or revenues are adjusted. The portion of DPAC that is determined not to be recoverable is charged to the income statement.
For products sold in the United States and Asia, when unrealized gains or losses arise on available-for-sale
assets backing the insurance liabilities, DPAC is adjusted to equal the effect that the realization of the gains or losses (through sale or impairment) would have had on its measurement. This is recognized in OCI and accumulated in the related revaluation reserve in shareholders’ equity.
DPAC is derecognized when the related contracts are settled or disposed.
b. Deferred cost of reinsurance
A deferred cost of reinsurance is established when Aegon enters into a reinsurance transaction, except for reinsurance transactions that are entered into as part of a plan to exit a business. When Aegon enters into a reinsurance contract as part of a plan to exit a business, an immediate loss is recognized in the income statement. Upon reinsurance, Aegon is not relieved of its legal liabilities, so the reserves relating to the underlying reinsured contracts will continue to be reported in the consolidated statement of financial position during the contractual term of the underlying contracts.
The difference, if any, between amounts paid in a reinsurance transaction and the amount of the liabilities relating to the underlying reinsured contracts is part of the deferred cost of reinsurance.
When losses on buying reinsurance are deferred, the amortization is based on the assumptions of the underlying insurance contracts. In the Netherlands, the amortization is based on the percentage of premium paid on the reinsurance contract. The amortization is recognized in the income statement.
c. Deferred transaction costs
Deferred transaction costs relate to investment contracts without discretionary participation features under which Aegon will render investment management services. Incremental costs that are directly attributable to securing these investment management contracts are recognized as an asset if they can be identified separately and measured reliably and if it is probable that they will be recovered.
For contracts involving both the origination of a financial liability and the provision of investment management services, only the transaction costs allocated to the servicing component are deferred. The other transaction costs are included in the carrying amount of the financial liability.
The deferred transaction costs are amortized in line with fee income, unless there is evidence that another method better represents the provision of services under the contract. The amortization is recognized in the income statement. Deferred transaction costs are subject to impairment testing at least annually.
Deferred transaction costs are derecognized when the related contracts are settled or disposed.

Other assets and receivables
2.14 Other assets and receivables
Other assets include trade and other receivables, prepaid expenses, equipment and real estate held for own use. Trade and other receivables are initially recognized at fair value and are subsequently measured at amortized cost. Equipment is initially carried at cost, depreciated on a straight line basis over its useful life to its residual value and is subject to impairment testing. The accounting for real estate held for own use is described in note 2.7 Investments.

Cash and cash equivalents
2.15 Cash and cash equivalents
Cash comprises cash at banks and
in-hand.
Cash equivalents are short-term, highly liquid investments generally with original maturities of three months or less that are readily convertible to known cash amounts, are subject to insignificant risks of changes in value and are held for the purpose of meeting short-term cash requirements. Money market investments that are held for investment purposes (backing insurance liabilities, investment liabilities or equity based on asset liability management considerations) are not included in cash and cash equivalents but are presented as investments or investments for account of policyholders.

Impairment of assets
2.16 Impairment of assets
An asset is impaired if the carrying amount exceeds the amount that would be recovered through its use or sale. For tangible and intangible assets, financial assets and reinsurance assets, if not held at fair value through profit or loss, the recoverable amount of the asset is estimated when there are indications that the asset may be impaired. Irrespective of the indications, goodwill and other intangible assets with an indefinite useful life that are not amortized, are tested at least annually.
There are a number of significant risks and uncertainties inherent in the process of monitoring investments and determining if impairment exists. These risks and uncertainties include the risk that the Group’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer and the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated. Any of these situations could result in a charge against the income statement to the extent of the impairment charge recorded.
a. Impairment of
non-financial
assets
Assets are tested individually for impairment when there are indications that the asset may be impaired. For goodwill and intangible assets with an undefined life, an impairment test is performed at least once a year or more frequently as a result of an event or change in circumstances that would indicate an impairment charge may be necessary. The impairment loss is calculated as the difference between the carrying and the recoverable amount of the asset, which is the higher of an asset’s value in use and its fair value less cost of disposal. The value in use represents the discounted future net cash flows from the continuing use and ultimate disposal of the asset and reflects its known inherent risks and uncertainties. The valuation utilizes the best available information, including assumptions and projections considered reasonable and supportable by management. The assumptions used in the valuation involve significant judgments and estimates. Refer to note 29 Intangible assets for more details.
Impairment losses are charged to other comprehensive income to the extent that they offset a previously recorded revaluation reserve relating to the same item. Any further losses are recognized directly in the income statement. Impairment of deferred policy acquisition costs is included in note 15 Impairment charges/(reversals).
With the exception of goodwill, impairment losses are reversed when there is evidence that there has been a change in the estimates used to determine the asset’s recoverable amount since the recognition of the last impairment loss. The reversal is recognized in the income statement to the extent that it reverses impairment losses previously recognized in the income statement. The carrying amount after reversal cannot exceed the amount that would have been recognized had no impairment taken place.
Non-financial
assets that only generate cash flows in combination with other assets and liabilities are tested for impairment at the level of the cash-generating unit. The goodwill acquired in a business combination, for the purpose of impairment testing, is allocated to cash-generating units, or groups of cash-generating units, that are expected to benefit from the synergies of the combination. The allocation is based on the level at which goodwill is monitored internally and cannot be larger than an operating segment. When impairing a cash-generating unit, any goodwill allocated to the unit is first written-off
and recognized in the income statement. The remaining impairment loss is allocated on a pro rata basis among the other assets, on condition that the resulting carrying amounts do not fall below the individual assets’ recoverable amounts.
b. Impairment of debt instruments
Debt instruments are impaired if there is objective evidence that a credit event has occurred after the initial recognition of the asset that has a negative impact on the estimated future cash flows. Individually significant loans and other receivables are first assessed separately. All non-impaired
assets measured at amortized cost are then grouped by credit risk characteristics and collectively tested for impairment.

For debt instruments carried at amortized cost, the carrying amount of impaired financial assets is reduced through an allowance account. The impairment loss is calculated as the difference between the carrying and recoverable amount of the investment. The recoverable amount is determined by discounting the estimated probable future cash flows at the original effective interest rate of the asset. For variable interest debt instruments, the current effective interest rate under the contract is applied.
For debt instruments classified as
available-for-sale,
the asset is impaired to its fair value. Any unrealized loss previously recognized in other comprehensive income is taken to the income statement in the impairment loss.
After impairment the interest accretion on debt instruments is recognized using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss.
Impairment losses recognized for debt instruments can be reversed if in subsequent periods the amount of the impairment loss decreases and that decrease can be objectively related to a credit event occurring after the impairment was recognized. For debt instruments carried at amortized cost, the carrying amount after reversal cannot exceed what the amortized cost would have been at the reversal date, had the impairment not been recognized.
c. Impairment of equity instruments
For equity instruments, objective evidence of impairment of an investment in an equity instrument classified as available-for-sale
includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates, and indicates that the cost of the investment in the equity instrument may not be recovered. A significant or prolonged decline in fair value below initial cost is also considered objective evidence of impairment and always results in a loss being recognized in the income statement. Significant or prolonged decline is defined as an unrealized loss position for generally more than six months or a fair value of less than 80% of the cost price of the investment. Equity investments are impaired to the asset’s fair value and any unrealized gain or loss previously recognized in shareholders’ equity is taken to the income statement as an impairment loss. The amount exceeding the balance of previously recognized unrealized gains or losses is recognized in the income statement. If an available-for-sale
equity security is impaired based upon Aegon’s qualitative or quantitative impairment criteria, any further declines in the fair value at subsequent reporting dates are recognized as impairments. Therefore, at each reporting period, for an equity security that is determined to be impaired based upon Aegon’s impairment criteria, an impairment is recognized for the difference between the fair value and the original cost basis, less any previously recognized impairments.
Impairment losses on equity instruments cannot be reversed.
d. Impairment of reinsurance assets
Reinsurance assets are impaired if there is objective evidence, as a result of an event that occurred after initial recognition of the reinsurance asset, that not all amounts due under the terms of the contract may be received. In such a case, the value of the reinsurance asset recoverable is determined based on the best estimate of future cash flows, taking into consideration the reinsurer’s current and expected future financial conditions plus any collateral held in trust for Aegon’s benefit. The carrying value is reduced to this calculated recoverable value, and the impairment loss recognized in the income statement.

Equity
2.17 Equity
Financial instruments that are issued by the Group are classified as equity if they represent a residual interest in the assets of the Group after deducting all of its liabilities and the Group has an unconditional right to avoid delivering cash or another financial asset to settle its contractual obligation. In addition to common shares, the Group has issued perpetual securities. Perpetual securities have no final maturity date, repayment is at the discretion of Aegon and for junior perpetual capital securities, Aegon has the option to defer coupon payments at its discretion. The perpetual capital securities are classified as equity rather than debt, are measured at par and those that are denominated in US dollars are translated into euro using historical exchange rates.
Non-cumulative
subordinated notes were identified as a compound instrument due to the nature of this financial instrument. For these non-cumulative
subordinated notes, Aegon had an unconditional right to avoid delivering cash or another financial asset to settle the coupon payments. The redemption of the principal was however not at the discretion of Aegon and therefore Aegon had a contractual obligation to settle the redemption in cash or another financial asset or through the exchange of financial assets and liabilities at potentially unfavorable conditions for Aegon. Compound instruments were separated into liability components and equity components. The liability component for the non-cumulative
subordinated notes was equal to the present value of the redemption amount and carried at amortized cost using the effective interest rate method. The unwinding of the discount of this component was recognized in the income statement. At initial recognition the equity component was assigned the residual amount after deducting the liability component from the fair value of the instrument as a whole. The equity component in US dollars was translated into euro using historical exchange rates. With effect on May 15, 2018, Aegon has exercised its right to redeem USD 525 million non-cumulative
subordinated notes, subsequently leading to their redemption. As the Group’s obligation under the contract has expired, the liability and equity components of the non-cumulative
subordinated notes have been derecognized.
Incremental external costs that are directly attributable to the issuing or buying back of own equity instruments are recognized in equity, net of tax. For compound instruments incremental external costs that were directly attributable to the issuing or buying back of the compound instruments were recognized proportionate to the equity component and liability component, net of tax.
The Group recognizes the income tax consequences of dividends in profit or loss, other comprehensive income or equity according to where it originally recognized the past transactions or events that generated the distributable profits. A liability for non-cumulative
dividends payable is not recognized until the dividends have been declared and approved.
Treasury shares are shares issued by Aegon N.V. that are held by Aegon, one of its subsidiaries or by another entity controlled by Aegon. Treasury shares are deducted from Group equity, regardless of the objective of the transaction. No gain or loss is recognized in the income statement on the purchase, sale, issue or cancellation of the instruments. If sold, the difference between the carrying amount and the proceeds is reflected in retained earnings. The consideration paid or received is recognized directly in shareholders’ equity. All treasury shares are eliminated in the calculation of earnings per share and dividend per common share.

Trust pass-through securities and (subordinated) borrowings
2.18 Trust pass-through securities and (subordinated) borrowings
A financial instrument issued by the Group is classified as a liability if the contractual obligation must be settled in cash or another financial asset or through the exchange of financial assets and liabilities at potentially unfavorable conditions for the Group.
Trust pass-through securities and (subordinated) borrowings are initially recognized at their fair value including directly attributable transaction costs and are subsequently carried at amortized cost using the effective interest rate method, with the exception of specific borrowings that are designated as at fair value through profit or loss to eliminate, or significantly reduce, an accounting mismatch, or specific borrowings which are carried as at fair value through profit or loss as they are managed and evaluated on a fair value basis. The liability is derecognized when the Group’s obligation under the contract expires, is discharged or is cancelled.
Subordinated borrowings include the liability component of
non-cumulative
subordinated notes. These notes are identified as a compound instrument due to the nature of this financial instrument. Compound instruments are separated into equity components and liability components. The liability component for the non-cumulative
subordinated notes is related to the redemption amount. For further information on the accounting policy of the non-cumulative
subordinated notes refer to note 2.17 Equity.

Insurance contracts
2.19 Insurance contracts
Insurance contracts are accounted for under IFRS 4 Insurance Contracts
.
In accordance with this standard, Aegon continues to apply the existing accounting policies that were applied prior to the adoption of IFRS with certain modifications allowed by IFRS 4 for standards effective subsequent to adoption. Aegon applies, in general, non-uniform
accounting policies for insurance liabilities and insurance related intangible assets to the extent that it was allowed under Dutch Accounting Principles. As a result, specific methodologies applied may differ between Aegon’s operations as they may reflect local regulatory requirements and local practices for specific product features in these local markets. At the time of IFRS adoption, Aegon was applying US GAAP for its United States operations whereas in the Netherlands and the United Kingdom, Aegon was applying Dutch Accounting Principles. Since adoption of IFRS, Aegon has considered new and amended standards in those GAAPs which have become effective subsequent to the date of transition to IFRS. If any changes are made to current accounting policies for insurance contracts, these will be in accordance with IFRS 4.
Insurance contracts are contracts under which the Group accepts a significant risk – other than a financial risk – from a policyholder by agreeing to compensate the beneficiary on the occurrence of an uncertain future event by which he or she will be adversely affected. Contracts that do not meet this definition are accounted for as investment contracts. The Group reviews homogeneous books of contracts to assess whether the underlying contracts transfer significant insurance risk on an individual basis. This is considered the case when at least one scenario with commercial substance can be identified in which the Group has to pay significant additional benefits to the policyholder. Contracts that have been classified as insurance are not reclassified subsequently.
Insurance liabilities are recognized when the contract is entered into and the premiums are charged. The liability is derecognized when the contract expires, is discharged, disposed or cancelled. Within the United States, the Netherlands and the United Kingdom, substantially modified contracts are accounted for as an extinguishment of the original liability and the recognition of a new liability.

Insurance assets and liabilities are valued in accordance with the accounting principles that were applied by the Group prior to the transition to IFRS and with consideration of standards effective subsequent to the date of transition to IFRS, as further described in the following paragraphs. In order to reflect the specific nature of the products written, subsidiaries are allowed to apply local accounting principles to the measurement of insurance contracts. All valuation methods used by the subsidiaries are based on the general principle that the carrying amount of the net liability must be sufficient to meet any reasonably foreseeable obligation resulting from the insurance contracts.
a. Life insurance contracts
Life insurance contracts are insurance contracts with life-contingent benefits. The measurement of the liability for life insurance contracts varies depending on the nature of the product.
Liabilities arising from traditional life insurance products that are offered by Aegon, particularly those with fixed and guaranteed account terms, are typically measured using the net premium method. Under this method the liability is determined as the sum of the discounted value of the expected benefits and future administration expenses directly related to the contract, less the discounted value of the expected theoretical premiums that would be required to meet the future cash outflows based on the valuation assumptions used. The liability is either based on current assumptions or calculated using the assumptions established at the time the contract was issued, in which case a margin for risk and adverse deviation is generally included. Furthermore, the liability for life insurance comprises reserves for unearned premiums and accrued annuity benefits payable.
Depending on local accounting principles, the liability may include amounts for future services on contracts where the policy administration charges are higher in the initial years than in subsequent years.
Terms and conditions, including participation features, are considered when establishing the insurance liabilities. Where the Group has discretion over the amount or timing of the bonuses distributed resulting from participation features, a liability is recognized equal to the amount that is available at the reporting date for future distribution to policyholders.
In establishing the liability, guaranteed minimum benefits issued to the policyholder are measured as described in note 2.19. c Embedded derivatives or, if bifurcated from the host contract, as described in note 2.9 Derivatives.
b. Life insurance contracts for account of policyholders
Life insurance contracts under which the policyholder bears the risks associated with the underlying investments are classified as insurance contracts for account of policyholders.
The liability for the insurance contracts for account of policyholders is measured at the policyholder account balance. Contracts with unit-denominated payments are measured at current unit values, which reflect the fair values of the assets of the fund. If applicable, the liability representing the nominal value of the policyholder unit account is amortized over the term of the contract so that interest on actuarial funding is at an expected rate of return.
c. Embedded derivatives
Life insurance contracts may include derivative-like terms and conditions. With the exception of policyholder options to surrender the contract at a fixed amount, contractual features that are not closely related to the insurance contract and that do not themselves meet the definition of insurance contracts are accounted for as derivatives.
Guaranteed minimum benefits
Certain life insurance contracts, issued by the Group, contain guaranteed minimum benefits. Bifurcated guaranteed minimum benefits are classified as derivatives.
In the United States, the additional liability for guaranteed minimum benefits that are not bifurcated is determined each period by estimating the expected value of benefits in excess of the projected account balance and recognizing the excess over the accumulation period based on total expected assessments. The estimates are reviewed regularly and any resulting adjustment to the additional liability is recognized in the income statement. The benefits used in calculating the liabilities are commonly based on the average benefits payable over a range of stochastic scenarios. Where applicable, the calculation of the liability incorporates a percentage of the potential annuitizations that may be elected by the contract holder.

In the Netherlands, an additional liability is established for guaranteed minimum investment returns on group pension plans with profit sharing and on traditional insurance contracts, with profit sharing based on an external interest index, that are not bifurcated. These guarantees are measured at fair value.
d. Shadow accounting
Shadow accounting allows that all gains and losses on investments affect the measurement of the insurance assets and liabilities in the same way, regardless of whether they are realized or unrealized and regardless of whether the unrealized gains and losses are recognized in the income statement or through other comprehensive income in the revaluation reserve. In some instances, realized gains or losses on investments have a direct effect on the measurement of the insurance assets and liabilities. For example, some insurance contracts include benefits that are contractually based on the investment returns realized by the insurer. In addition, realization of gains or losses on available-for-sale
investments can lead to unlocking of VOBA or DPAC and can also affect the outcome of the liability adequacy test to the extent that it considers actual future investment returns. For similar changes in unrealized gains and losses, shadow accounting is applied. If an unrealized gain or loss triggers a shadow accounting adjustment to VOBA, DPAC or the insurance liabilities, the corresponding adjustment is recognized through other comprehensive income in the revaluation reserve, together with the unrealized gain or loss.
Some profit sharing schemes issued by the Group entitle the policyholder to a bonus which is based on the actual total return on specific assets held. To the extent that the bonus relates to gains or losses on available-for-sale
investments for which the unrealized gains or losses are recognized through other comprehensive income in the revaluation reserve in shareholders’ equity, shadow accounting is applied. This means that the increase in the liability is also charged through other comprehensive income to shareholders’ equity to offset the unrealized gains rather than to the income statement.
e.
Non-life
insurance contracts
Non-life
insurance contracts are insurance contracts where the insured event is not life-contingent. For non-life
products the insurance liability generally includes reserves for unearned premiums, unexpired risk, inadequate premium levels and outstanding claims and benefits. No catastrophe or equalization reserves are included in the measurement of the liability.
The reserve for unearned premiums includes premiums received for risks that have not yet expired. Generally, the reserve is released over the coverage period of the premium and is recognized as premium income.
The liability for outstanding claims and benefits is established for claims that have not been settled and any related cash flows, such as claims handling costs. It includes claims that have been incurred but have not been reported to the Group. The liability is calculated at the reporting date using statistical methods based on empirical data and current assumptions that may include a margin for adverse deviation. Liabilities for claims subject to periodic payment are calculated using actuarial methods consistent with those applied to life insurance contracts. Discounting is applied if allowed by the local accounting principles used to measure the insurance liabilities. Discounting of liabilities is generally applied when there is a high level of certainty concerning the amount and settlement term of the cash outflows.
f. Liability adequacy testing
At each reporting date, the adequacy of the life insurance liabilities (including life insurance contracts for account of policyholders), net of VOBA and DPAC, is assessed using a liability adequacy test.
All tests performed within the Group are based on current estimates of all contractual future cash flows, including related cash flows from policyholder options and guarantees. A number of valuation methods are applied, including discounted cash flow methods, option pricing models and stochastic modeling. Aggregation levels are set either on geographical jurisdiction or at the level of portfolio of contracts that are subject to broadly similar risks and managed together as a single portfolio. Specifically, in the Netherlands the liability adequacy test is performed on a consolidated basis for all life and non-life
business, whereas in the Americas and the UK it is performed at the level of the portfolio of contracts. To the extent that the tests involve discounting of future cash flows, the interest rate applied is based on market rates or is based on management’s expectation of the future return on investments. These future returns on investments take into account management’s best estimate related to the actual investments and, where applicable, reinvestments of these investments at maturity. Aegon the Netherlands, as required locally, adjusts the outcome of the liability adequacy test for the difference between the fair value and the book value of the assets that are measured at amortized cost in the statement of financial position. For details on the fair value (measurement) of Aegon’s assets and liabilities, please refer to note 44 Fair value. Only differences between the fair value and the book value build up during the period when the asset were allocated to the insurance portfolio are included in the LAT.

To the extent that the account balances are insufficient to meet future benefits and expenses, any resulting deficiency is recognized in the income statement, initially by impairing the DPAC and VOBA and subsequently by establishing an insurance liability for the remaining loss, unless shadow loss recognition has taken place. In the Netherlands, in situations where market interest rates for the valuation of debt securities leads to a change in the revaluation reserve, and where the result of using the same assumptions for the liabilities could lead to a deficiency in the liability adequacy test that should be recognized in the income statement, shadow loss recognition is applied. Shadow loss recognition is applied to the extent that the deficiency of the insurance liabilities relates to the revaluation of debt securities as a result of movements in interest rates, the addition to the insurance liabilities is then offset against the revaluation reserve. If in subsequent periods such a deficiency of the insurance liability is no longer applicable, shadow loss recognition is reversed via the revaluation reserve.
The adequacy of the
non-life
insurance liability is tested at each reporting date. Changes in expected claims that have occurred, but that have not been settled, are reflected by adjusting the liability for claims and future benefits. The reserve for unexpired risk is increased to the extent that the future claims and expenses in respect of current insurance contracts exceed the future premiums plus the current unearned premium reserve.

Investment contracts
2.20 Investment contracts
Aegon conducts its operations through the following type of investment contracts:
Contracts issued by the Group that do not transfer significant insurance risk, but do transfer financial risk from the policyholder to the Group are accounted for as investment contracts. Depending on whether the Group or the policyholder runs the risks associated with the investments allocated to the contract, the liabilities are classified as investment contracts or as investment contracts for account of policyholders. Investment contract liabilities are recognized when the contract is entered into and are derecognized when the contract expires, is discharged, cancelled or substantially modified.
a. Investment contracts with discretionary participation features
Some investment contracts have participation features whereby the policyholder has the right to receive potentially significant additional benefits which are based on the performance of a specified pool of investment contracts, specific investments held by the Group or on the issuer’s net income. If the Group has discretion over the amount or timing of the distribution of the returns to policyholders, the investment contract liability is measured based on the accounting principles that apply to insurance contracts with similar features.
Some unitized investment contracts provide policyholders with the option to switch between funds with and without discretionary participation features. The entire contract is accounted for as an investment contract with discretionary participation features if there is evidence of actual switching resulting in discretionary participation benefits that are a significant part of the total contractual benefits.
b. Investment contracts without discretionary participation features
At inception, investment contracts without discretionary participation features are carried at amortized cost.
Investment contracts without discretionary participation features are carried at amortized cost based on the expected cash flows and using the effective interest rate method. The expected future cash flows are re-estimated
at each reporting date and the carrying amount of the financial liability is recalculated as the present value of estimated future cash flows using the financial liability’s original effective interest rate. Any adjustment is immediately recognized in the income statement. For these investment contracts deposit accounting is applied, meaning that deposits are not reflected as premium income, but are recognized as part of the financial liability.
The consolidated financial statements provide information on the fair value of all financial liabilities, including those carried at amortized cost. As these contracts are not quoted in active markets, their value is determined by using valuation techniques, such as discounted cash flow methods and stochastic modeling. For investment contracts without discretionary participation features that can be cancelled by the policyholder, the fair value cannot be less than the surrender value.
c. Investment contracts for account of policyholders
Investment contracts for account of policyholders are investment contracts for which the actual return on investments allocated to the contract is passed on to the policyholder. Also included are participations held by third parties in consolidated investment funds that meet the definition of a financial liability.

Investment contracts for account of policyholders are designated at fair value through profit or loss. Contracts with unit-denominated payments are measured at current unit values, which reflect the fair values of the assets of the fund.
For unit-linked contracts without discretionary participation features and subject to actuarial funding, the Group recognizes a liability at the funded amount of the units. The difference between the gross value of the units and the funded value is treated as an initial fee paid by the policyholder for future asset management services and recognized as a deferred revenue liability, refer to note 2.23 Deferred gains.

Provisions
2.21 Provisions
A provision is recognized for present legal or constructive obligations arising from past events, when it is probable that it will result in an outflow of economic benefits and the amount can be reliably estimated. Management exercises judgment in evaluating the probability that a loss will be incurred.
The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the reporting date, considering all its inherent risks and uncertainties, as well as the time value of money. The estimate of the amount of a loss requires management judgment in the selection of a proper calculation model and the specific assumptions related to the particular exposure. The unwinding of the effect of discounting is recorded in the income statement as an interest expense.
Onerous contracts
With the exception of insurance contracts and investment contracts with discretionary participation features for which potential future losses are already considered in establishing the liability, a provision is recognized for onerous contracts in which the unavoidable costs of meeting the resulting obligations exceed the expected future economic benefits. The unavoidable costs under a contract reflect the least net cost of exiting from the contract, which is the lower of the cost of fulfilling it and any compensation or penalties arising from failure to fulfill it.

Assets and liabilities relating to employee benefits
2.22 Assets and liabilities relating to employee benefits
a. Short-term employee benefits
A liability is recognized for the undiscounted amount of short-term employee benefits expected to be settled within one year after the end of the period in which the service was rendered. Accumulating short-term absences are recognized over the period in which the service is provided. Benefits that are not service-related are recognized when the event that gives rise to the obligation occurs.
b. Post-employment benefits
The Group has issued defined contribution plans and defined benefit plans. A plan is classified as a defined contribution plan when the Group has no further obligation than the payment of a fixed contribution. All other plans are classified as defined benefit plans.
Defined contribution plans
The contribution payable to a defined contribution plan for services provided is recognized as an expense in the income statement. An asset is recognized to the extent that the contribution paid exceeds the amount due for services provided.
Defined benefit plans
Measurement
The defined benefit obligation is based on the terms and conditions of the plan applicable on the reporting date. In measuring the defined benefit obligation the Group uses the projected unit credit method and actuarial assumptions that represent the best estimate of future variables. The benefits are discounted using an interest rate based on the market yield for high-quality corporate bonds that are denominated in the currency in which the benefits will be paid and that have terms to maturity that approximate the terms of the related pension liability. Actuarial assumptions used in the measurement of the liability include the discount rate, estimated future salary increases, mortality rates and price inflation. To the extent that actual experience deviates from these assumptions, the valuation of defined benefit plans and the level of pension expenses recognized in the future may be affected. Plan improvements (either vested or unvested) are recognized in the income statement at the date when the plan improvement occurs.
Plan assets are qualifying insurance policies and assets held by long-term employee benefit funds that can only be used to pay the employee benefits under the plan and are not available to the Group’s creditors. They are measured at fair value and are deducted from the defined benefit obligation in determining the amount recognized on the statement of financial position.

Profit or loss recognition
The cost of the defined benefit plans are determined at the beginning of the year and comprise the following components:
◆	Current year service cost which is recognized in profit or loss; and
◆	Net interest on the net defined benefit liability (asset) which is recognized in profit or loss.
Remeasurements of the net defined benefit liability (asset) which is recognized in other comprehensive income are revisited quarterly and shall not be reclassified to profit or loss in a subsequent period.
Deducted from current year service cost are discretionary employee contributions and employee contributions that are linked to service (those which are independent of the number of years of service). Net interest on the net defined benefit liability (asset) shall be determined by multiplying the net defined benefit liability (asset) by the applicable discount rate. Net interest on the net defined benefit liability (asset) comprises interest income on plan assets and interest cost on the defined benefit obligation. Whereby interest income on plan assets is a component of the return on plan assets and is determined by multiplying the fair value of the plan assets by the applicable discount rate. The difference between the interest income on plan assets and the actual return on plan assets is included in the remeasurement of the net defined benefit liability (asset).
Remeasurements of the net defined benefit liability (asset) comprise of:
◆	Actuarial gains and losses;
◆	The return on plan assets, excluding amounts included in net interest on the net defined benefit liability (asset); and
◆	Any change in the effect of the asset ceiling, excluding amounts included in net interest on the net defined benefit liability (asset).
Past service cost and gains or losses on settlements
Past service cost is the change in the present value of the defined benefit obligation for employee service, resulting from a plan amendment or curtailment.
Gains or losses on curtailments or settlements of a defined benefit plan comprise of the difference between:
◆	The present value of the defined benefit obligation being settled, as determined on the date of settlement; and
◆	The settlement price, including any plan assets transferred and any payments made directly by Aegon in connection with the settlement.
Aegon recognizes (in the income statement) gains or losses on the curtailment or settlement of a defined benefit plan when the curtailment or settlement occurs.
c. Share-based payments
The Group has issued share-based plans that entitle selected employees to receive Aegon N.V. common shares, subject to pre-defined
conditions such as the grant price of the shares and (business and personal) performance criteria.
The expenses recognized for these plans are based on the fair value on the grant date of the shares. The fair value is measured at the market price of Aegon N.V. common shares, adjusted to take into account the non-vesting
and market conditions upon which the shares were granted. For example, where the employee is not entitled to receive dividends during the vesting period, this factor is taken into account when estimating the fair value of the shares granted. For the determination of factors such as expected dividends, market observable data has been considered.
The cost for long term incentive plans are recognized in the income statement, together with a corresponding increase in shareholders’ equity, as the services are rendered. During this period the cumulative expense recognized at the reporting date reflects management’s best estimate of the number of shares expected to vest ultimately.
The withholding of shares to fund the payment to the tax authority in respect of the employee’s withholding tax obligation associated with the share-based payment is accounted for as a deduction from equity for the shares withheld, except to the extent that the payment exceeds the fair value at the net settlement date of the equity instruments withheld.

Deferred gains
2.23 Deferred gains
Initial fees and
front-end
loadings paid by policyholders and other clients for future investment management services related to investment contracts without discretionary participation features are deferred and recognized as revenue when the related services are rendered.

Tax assets and liabilities
2.24 Tax assets and liabilities
a. Current tax receivables and payables
Tax receivables and payables for current and prior periods are measured at the amount that is expected to be received from or paid to the taxation authorities. The tax treatment of transactions or events requires judgement and is often complex and may lead to discussions with tax authorities. Consequently, in a number of jurisdictions, prior year tax returns remain open and subject to tax authority approval or pending litigation for a number of years. The tax assets and liabilities reported are based on the best available information, supported by external advice if necessary, and are reflecting uncertainties. Differences between the final outcome and the estimates originally made are accounted for in the current and deferred tax assets and liabilities in the period in which reasonable certainty is obtained. Measurement is done using the tax rates that have been enacted or substantively enacted by the reporting date.
b. Deferred tax assets and liabilities
Deferred tax assets and liabilities are recognized for the estimated future tax effects of temporary differences between the carrying value of an item and its tax value, with the exception of differences arising from the initial recognition of goodwill and of assets and liabilities that do not impact taxable or accounting profits. A tax asset is recognized for tax loss carryforwards to the extent that it is probable at the reporting date that future taxable profits will be available against which the unused tax losses and unused tax credits can be utilized.
Deferred tax liabilities relating to investments in subsidiaries, associates and joint ventures are not recognized if the Group is able to control the timing of the reversal of the temporary difference and it is probable that the difference will not be reversed in the foreseeable future.
Deferred tax assets and liabilities are reviewed at each reporting period and are measured at tax rates that are expected to apply when the asset is realized or the liability is settled. Since there is no absolute assurance that these assets will ultimately be realized, management reviews Aegon’s deferred tax positions at each reporting period to determine if it is probable that the assets will be realized. These reviews include, among other things, the nature and amount of the taxable income and deductible expenses, the expected timing when certain assets will be used or liabilities will be required to be reported and the reliability of historical profitability of businesses expected to provide future earnings. Furthermore, management considers tax-planning
opportunities it can utilize to increase the likelihood that the tax assets will be realized. The carrying amount is not discounted and reflects the Group’s expectations concerning the manner of recovery or settlement.
Deferred tax assets and liabilities are recognized in relation to the underlying transaction either in profit and loss, other comprehensive income or directly in equity.

Contingent assets and liabilities
2.25 Contingent assets and liabilities
Contingent assets are disclosed in the notes if the inflow of economic benefits is probable, but not virtually certain. When the inflow of economic benefits becomes virtually certain, the asset is no longer contingent and its recognition is appropriate.
A provision is recognized for present legal or constructive obligations arising from past events, when it is probable that it will result in an outflow of economic benefits and the amount can be reliably estimated. If the outflow of economic benefits is not probable, a contingent liability is disclosed, unless the possibility of an outflow of economic benefits is remote.

Premium income
2.26 Premium income
Gross premiums, including recurring and single premiums, from life and non-life
insurance and investment contracts with discretionary participation features are recognized as revenue when they become receivable. For products where deposit accounting is required, the deposits are not reflected as premium income, but are recognized as part of the financial liability. For these products the surrender charges and charges assessed have been included in gross premiums.
Premium loadings for installment payments and additional payments by the policyholder towards costs borne by the insurer are included in the gross premiums. Rebates that form part of the premium rate, such as no-claim
rebates, are deducted from the gross premium, others are recognized as an expense. Depending on the applicable local accounting principles, bonuses that are used to increase the insured benefits may be recognized as gross premiums. The insurance premiums for the original contracts are presented gross of reinsurance premiums paid.

Investment income
2.27 Investment income
For interest-bearing assets, interest is recognized as it accrues and is calculated using the effective interest rate method. Fees and commissions that are an integral part of the effective yield of the financial assets or liabilities are recognized as an adjustment to the effective interest rate of the instrument. Investment income includes the interest income and dividend income on financial assets carried at fair value through profit or loss.
Investment income also includes rental income due.

Fee and commission income
2.28 Fee and commission income
Fees and commissions from investment management services and mutual funds are performed on an ongoing basis evenly throughout the year and are accounted for monthly (1/12 of the contractual agreement). Performance fees may be charged to policyholders in the event of outperformance in the investments compared to predefined benchmark levels. They are accounted for only when specified hurdles for generating performance fees are achieved i.e. when the full performance obligation is met.
Aegon acts also as an insurance broker selling insurance contracts of other insurance companies to policyholders and receiving direct sales commission as well as commissions over time when the same policyholders renew their contracts. These commissions are recognized only when received as policyholders’ renewals are not certain enough to be recorded upfront.

Policyholder claims and benefits
2.29 Policyholder claims and benefits
Policyholder claims and benefits consist of claims and benefits paid to policyholders, including benefits in excess of account value for products for which deposit accounting is applied and the change in the valuation of liabilities for insurance and investment contracts. It includes internal and external claims handling costs that are directly related to the processing and settlement of claims. Amounts receivable in respect of salvage and subrogation are also considered.

Results from financial transactions
2.30 Results from financial transactions
Results from financial transactions include:
Net fair value change of general account financial investments at fair value through profit or loss, other than derivatives
Net fair value change of general account financial investments at fair value through profit or loss, other than derivatives include fair value changes of financial assets carried at fair value through profit or loss. The net gains and losses do not include interest or dividend income.
Realized gains and losses on financial investments
Gains and losses on financial investments include realized gains and losses on general account financial assets, other than those classified as at fair value through profit or loss.
Net fair value change of derivatives
All changes in fair value are recognized in the income statement, unless the derivative has been designated as a hedging instrument in a cash flow hedge or a hedge of a net investment in a foreign operation. Fair value movements of fair value hedge instruments are offset by the fair value movements of the hedged item, and the resulting hedge ineffectiveness, if any, is included in this line. In addition, the fair value movements of bifurcated embedded derivatives are included in this line.
Net fair value change on for account of policyholder financial assets at fair value through profit or loss
Net fair value change on for account of policyholder financial assets at fair value through profit or loss includes fair value movements of investments held for account of policyholders (refer to note 2.8 Investments for account of policyholders). The net fair value change does not include interest or dividend income.
Other
In addition, results from financial transactions include gains/losses on real estate (general account and account of policyholders), net foreign currency gains/(losses) and net fair value change on borrowings and other financial liabilities and realized gains on repurchased debt.

Impairment charges/(reversals)
2.31 Impairment charges/(reversals)
Impairment charges and reversals include impairments and reversals on investments in financial assets, impairments and reversals on the valuation of insurance assets and other non-financial
assets and receivables. Impairment of deferred policy acquisition costs is included in note 15 Impairment charges/ (reversals). Refer to note 15 Impairment charges/(reversals).

Interest charges and related fees
2.32 Interest charges and related fees
Interest charges and related fees includes interest expense on trust pass-through securities and other borrowings. Interest expense on trust pass-through securities and other borrowings carried at amortized cost is recognized in profit or loss using the effective interest method.

Leases
2.33 Leases
The Group has applied IFRS 16 using the modified retrospective approach and therefore the comparative information has not been restated and continues to be reported under IAS 17 and IFRIC 4. For further information on the revised Leases standard refer to note 2.1.1. Adoption of new IFRS accounting standards and amendments effective in 2019.
Policy applicable from January 1, 2019
As a lessee
The Group recognizes a
right-of-use
asset and a lease liability at the lease commencement date. The right-of-use
asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received.
The
right-of-use
asset is subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use
asset or the end of the lease term. The estimated useful lives of right-of-use
assets are determined on the same basis as those of real estate and equipment. In addition, the right-of-use
asset is periodically reduced by impairment losses (using the same rate to measure the lease liability), if any, and adjusted for certain remeasurements of the lease liability.
The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group’s incremental borrowing rate. Generally, the Group uses its incremental borrowing rate as the discount rate.
The lease liability is measured at amortized cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Group’s estimate of the amount expected to be payable under a residual value guarantee, or if the Group changes its assessment of whether it will exercise a purchase, extension or termination option.
The Group presents
right-of-use
assets that do not meet the definition of investment property in ‘Other assets and receivables’ and lease liabilities in ‘Other liabilities’ in the statement of financial position.
Short-term leases and leases of
low-value
assets
The Group has elected not to recognize
right-of-use
assets and lease liabilities for short-term leases that have a lease term of 12 months or less and leases of low-value
assets, including small office equipment. The Group recognizes the lease payments associated with these leases as an expense on a straight-line basis over the lease term.
As a lessor
Where the Group is the lessor under an operating lease, the assets subject to the operating lease arrangement are presented in the statement of financial position according to the nature of the asset. Income from these leases are recognized in the income statement on a straight line basis over the lease term, unless another systematic basis is more representative of the time pattern in which use benefit derived from the leased asset is diminished.
Policy applicable before January 1, 2019
As a lessee
Arrangements that do not take the form of a lease but convey a right to use an asset in return for a payment are assessed at inception to determine whether they are, or contain, a lease. This involves an assessment of whether fulfillment of the arrangement is dependent on the use of a specific asset and whether the purchaser (lessee) has the right to control the use of the underlying asset.
Leases that do not transfer substantially all the risks and rewards of ownership are classified as operating leases. Payments made under operating leases, where the Group is the lessee, are charged to the income statement on a straight line basis over the period of the lease.

As a lessor
Where the Group is the lessor under an operating lease, the assets subject to the operating lease arrangement are presented in the statement of financial position according to the nature of the asset. Income from these leases are recognized in the income statement on a straight line basis over the lease term, unless another systematic basis is more representative of the time pattern in which use benefit derived from the leased asset is diminished.

Events after the reporting period
2.34 Events after the reporting period
The financial statements are adjusted to reflect events that occurred between the reporting date and the date when the financial statements are authorized for issue, provided they give evidence of conditions that existed at the reporting date.
Events that are indicative of conditions that arose after the reporting date are disclosed, but do not result in an adjustment of the financial statements themselves.